EXHIBIT
                                                                            23.1




                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS






     We consent to the use of the name of this firm and of certain information contained in our reserve report dated December 31,2000, prepared for Mariner Energy, Inc. ("Mariner"), in Mariner's Annual Report on Form 10-K for the year ended December 31, 2000.




                                                   /s/ RYDER SCOTT COMPANY
                                                        PETROLEUM ENGINEERS




                                                   RYDER SCOTT COMPANY
                                                   PETROLEUM ENGINEERS


Houston, Texas
April 2, 2001